UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 15, 2024
Date of Report (Date of earliest event reported)

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	000-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue,	Tyler,	TX	75701
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (903) 531-7111

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 15, 2024, Southside Bancshares, Inc. (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 24,408,834 shares of the Company's common stock were represented in person or by proxy at the Annual Meeting, or 80.60%, of the 30,282,697 shares outstanding as of the record date, March 20, 2024. The Company's shareholders voted on three proposals at the Annual Meeting, as set forth below.

Proposal 1 - Election of Directors
Shareholders approved the election of four directors to serve for three-year terms expiring at the 2027 Annual Meeting of Shareholders and one director to serve for a one-year term expiring at the 2025 Annual Meeting of Shareholders. Final results were as follows:
Term Expiring at the 2027 Annual Meeting:	For	Withheld	Broker Non-Votes
S. Elaine Anderson, CPA	19,336,603	718,410	4,353,821
Kirk A. Calhoun, M.D	19,506,531	548,482	4,353,821
Patricia A. Callan	18,588,008	1,467,005	4,353,821
John R. (Bob) Garrett	19,094,959	960,054	4,353,821
Term Expiring at the 2025 Annual Meeting:
Tony K. Morgan, CPA	19,270,796	784,217	4,353,821

Proposal 2 - Say-on-Pay Vote
Shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Company's proxy statement. Final results were as follows:
For	Against	Abstain	Broker Non-Votes
18,855,915	1,090,682	108,416	4,353,821

Proposal 3 - Ratification of Appointment of Independent Registered Certified Public Accounting Firm
Shareholders ratified the appointment by the Company's Audit Committee of Ernst & Young LLP to serve as the Company's independent registered certified public accounting firm for the year ending December 31, 2024. Final results were as follows:
For	Against	Abstain	Broker Non-Votes
24,182,143	220,966	5,725	N/A

Item 8.01. Other Events.

In addition, effective as of the Annual Meeting, Donald W. Thedford retired as Vice-Chair of the Company's Board of Directors (the “Board”). Mr. Thedford will continue to serve as a director on the Board. The Board has selected H.J. Shands, III to serve as Vice-Chair effective immediately following the Annual Meeting. Mr. Shands has served as a Director of the Company and Southside Bank (“Southside”) since 2017. Prior to joining Southside, Mr. Shands served as President and CEO of First Bank & Trust East Texas until its merger with the Company in 2017. Following the merger, Mr. Shands served as Southside’s East Texas Regional President until his retirement in 2020. With over 40 years of professional banking experience along with service on various Company and Southside board committees, Mr. Shands has proven to be an integral part of the Board. Mr. Shands is an independent director and as Vice-Chair will serve as an ex-officio member of the Audit, Corporate Governance and Nominating, Compensation, Risk, and Information Technology, Digital Banking and Innovation Committees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: May 16, 2024	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Chief Financial Officer
(Principal Financial and Accounting Officer)